Exhibit 32

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

            The Annual Report of Form 10-K for the year ended October 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 27, 2004                       /S/ Michael E. Schultz
                                             -----------------------
                                             Chief Executive Officer


Date: January 27, 2004                       /S/ Reginald Schauder
                                             -----------------------
                                             Chief Financial Officer